UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive College Park, MD	20740
(Address of Principal Executive Offices)	(Zip Code)

(301) 298-7997

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of IonQ, Inc. (“IonQ” or the “Company”) approved long-term incentive (“LTI”) awards to certain executive officers listed below and other key employees of the Company pursuant to the 2021 Equity Incentive Plan (the “2021 Plan”). The awards, which were granted on August 15, 2023, will consist of a (i) special four-year front-load performance share unit award (“PSU”) and (ii) restricted stock unit award (“RSU”). No awards were made to Mr. Chapman, the Company Chief Executive Officer, upon his request to reallocate any potential award to the Company’s other executive officers and employees.

		PSU		RSU

Name	Title	Grant Day Fair Value	Number of Shares (#)	Grant Day Fair Value		Number of Shares (#)
Rima Alameddine	Chief Revenue Officer	$5,192,854	333,731	—	(1)	—	(1)
Jungsang Kim	Chief Technology Officer and Co-Founder	$7,789,289	500,597	$973,651		62,574
Thomas Kramer	Chief Financial Officer	$7,140,173	458,880	$892,522		57,360
Christopher Monroe	Chief Scientist and Co-Founder	$5,192,854	333,731	$649,101		41,716

(1)	Ms. Alameddine received a new hire RSU award in connection with the commencement of her employment with the Company in December 2022 and, accordingly, did not receive an additional RSU award.

The awards were designed following detailed and extensive analysis conducted by the Compensation Committee’s independent compensation consultant under the Compensation Committee’s direction. The PSUs are subject to both time- and performance-based vesting requirements and are designed to:

•	align interests of the Company’s executives and key employees with those of its long-term stockholders and encourage their continued employment with the Company;

•	reward exceptional stockholder value creation over the PSU Performance Period (as defined below); and

•	support the achievement of the next phase of the Company’s strategic plan.

For 2023, each PSU award represents two-thirds of the annual target LTI opportunity and the RSU award represents one-third of the annual target LTI opportunity. The PSU awards were structured as a partial four-year front load (i.e., the PSUs granted are intended to cover planned performance-based equity award grants for 2023 through 2026 (the “PSU Performance Period”)). Accordingly, the participants will only be eligible to receive annual time-based RSU awards equal to one-third of the annual target LTI opportunity for each year during the PSU Performance Period.

The PSUs provide the opportunity for participants to receive shares of Company common stock based on performance aggregated over the PSU Performance Period with respect to certain technical and financial goals, each of which represent 50% of the target PSU opportunity, and a stock price hurdle requirement. In the event our 60-trading day average closing price per share of the common stock does not equal or exceed a pre-defined share price at the end of the PSU Performance Period, the maximum PSU opportunity shall be limited to target (100%) performance. Achievement could range from 0% to 300% of the target number of PSUs offered to the participant. Each PSU granted represents the right to receive one share of common stock based on target performance, but the ultimate number of shares of common stock earned with respect to a participant’s PSUs will be determined as of the completion of the PSU Performance Period. The PSU Performance Period will end on December 31, 2026, unless the maximum performance goals are achieved during the first three years of the PSU Performance Period which would accelerate the PSU Performance Period end date to December 31, 2025. There will be no other progress performance vesting during the PSU Performance Period.

Pursuant to the PSU award agreement and the 2021 Plan, the PSUs will continue to be outstanding and may vest for so long as the recipient is in Continuous Service as an Employee of the Company (and any successor) or an Affiliate generally through completion of the PSU Performance Period. The following provisions further apply to the PSUs in the circumstances described below:

•

Voluntary Termination or Retirement. Upon a participant’s voluntary termination or retirement from the Company prior to the performance certification date following completion of the PSU Performance Period, all PSUs will be forfeited.

•

Involuntary Termination. If the participant’s employment with the Company is terminated by the Company without “Cause” or as a result of the participant’s resignation from the Company for “Good Reason” (each as defined in the applicable PSU award agreement and such termination, an “Involuntary Termination”), the number of PSUs vesting will be measured as of the termination date, based on target (100%) performance if the Involuntary Termination occurs in the first three years of the PSU Performance Period or based on projected performance achievement if the Involuntary Termination occurs in the fourth year of the PSU Performance Period, prorated for months worked as a fraction of 48 months for a participant employed on or before January 1, 2023, or the number of months from the later employment date to December 31, 2026, for a participant employed after January 1, 2023. Satisfaction of the stock price hurdle will be assessed based on the 60-trading day average closing price per share of the common stock for the period ending on the termination date. Any unearned PSUs will be forfeited.

•

Change in Control. In the case of a change-in control of the Company as defined in the 2021 Plan (a “CIC”) where (i) the PSUs are not assumed or (ii) if the PSUs are assumed and an Involuntary Termination occurs within 12 months of a CIC, the number of PSUs vesting will be determined based on projected performance achievement and satisfaction of the stock price hurdle which will be assessed based on the 60-trading day average closing price per share of the common stock for the period ending on and including the effective date of the CIC or, in the case of an Involuntary Termination following a CIC, the applicable termination date, and in either case will be prorated for months worked as a fraction of 48 months for a participant employed on or before January 1, 2023, or the number of months from the later employment date to December 31, 2026, for a participant employed after January 1, 2023. Any unearned PSUs will be forfeited.

•	Death or Disability. In the case of the participant’s death or disability, the PSUs will remain outstanding and may be earned during the performance term.

Each RSU represents the right to receive one share of common stock, and the RSUs vest over four years in equal, quarterly installments, beginning on September 10, 2023 and ending on June 10, 2027. Each RSU is subject to the Company’s Change in Control and Severance Plan and Summary Plan Description, which is filed as Exhibit 10.36 to the Company’s Registration Statement on Form S-4/A (File No. 333-254840), filed with the U.S. Securities and Exchange Commission (“SEC”) on August 5, 2021.

The description of the PSU awards described above is qualified by reference to the PSU award agreement approved by the Compensation Committee, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the RSU awards described above is qualified by reference to a previously approved form of RSU award agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-39694), filed with the SEC on August 15, 2022 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1†	Form of Performance-Based Award Grant Package

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Portions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv). The Registrant agrees to furnish a copy of an unredacted agreement to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Dated: August 17, 2023	By:	/s/ Thomas Kramer
Thomas Kramer
Chief Financial Officer